EXCHANGE LISTED FUNDS TRUST

Gavekal Knowledge Leaders Developed World ETF (the “Fund”)

Supplement dated March 27, 2017 to the Fund’s Currently Effective
Prospectus and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and SAI for the Fund and should be read in conjunction with those documents.

Effective March 31, 2017, the name of the Gavekal Knowledge Leaders Developed World ETF will change to “Knowledge Leaders Developed World ETF.” All references to the Fund’s name are hereby revised accordingly.

Effective immediately, the Fund’s website, www.gavekalfunds.com, is changed to: www.knowledgeleadersfunds.com. All references to the Fund’s website are hereby revised accordingly.

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For more information about the changes described in this notice, please call 1-844-GAVEKAL (1-844-428-3525).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.